SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2004

                               GROWTH MERGERS INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



           Nevada                      333-75048                88-0488069
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       Incorporation)                                     Identification Number)



8846 Shamu Court, Las Vegas, Nevada USA                            89147
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:   888-772-6999
                                                   ------------------


-------------------------------------------------------------      ------------
(Former Name or Former Address, If Changed Since Last Report)       (Zip Code)

Item 6.  Resignations of Registrant's Directors
-----------------------------------------------

On March 22, 2004, the Registrant's President, Chief Executive Officer and Director, Mr. David Jackson, tendered his resignation as an officer of the Registrant and as a member of its Board of Directors. Mr. Jackson was incumbent in those positions for approximately fourteen months and indicated that his resignation was effective immediately for personal reasons. Mr. Jackson informed the Registrant that he appreciated the opportunity to have served the Company as its Chief Executive Officer and a Director and that he wishes the Registrant continued success upon his departure at this time.












        [Rest of Page Intentionally Blank. Signature on Following Page.]

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Growth Mergers Inc.




Date:   March 22, 2004                  By:  /s/ David Jackson
                                           ------------------------------------
                                           David Jackson
                                           Chief Executive Officer and Director